UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (360) 397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market
Preferred Stock Purchase Rights	n/a	Nasdaq Global Select Market

Item 7.01.	REGULATION FD DISCLOSURE

At the Annual Meeting of Shareholders for Northwest Pipe Company (the “Company”) on June 20, 2019, the Company will deliver a presentation to its shareholders. A copy of the presentation dated June 20, 2019 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1   2019 Annual Shareholder Meeting Presentation dated June 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 20, 2019.

NORTHWEST PIPE COMPANY
(Registrant)

By	/S/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer, and Corporate Secretary